UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07537

Name of Registrant: Royce Capital Fund

Address of Registrant: 1414 Avenue of the Americas
New York, NY 10019

Name and address of agent for service:	John E. Denneen, Esquire 1414 Avenue of the Americas New York, NY 10019

Registrant’s telephone number, including area code: (212) 486-1445
Date of fiscal year end: December 31
Date of reporting period: January 1, 2003 - June 30, 2003

Item 1: Reports to Shareholders

2003 Semiannual Report

TheRoyceFundsSM VALUE INVESTING IN SMALL COMPANIES FOR MORE THAN 25 YEARS ROYCE CAPITAL FUND

MICRO-CAP PORTFOLIO SMALL-CAP PORTFOLIO

SEMIANNUAL REPORT REFERENCE GUIDE

LETTER TO OUR SHAREHOLDERS	2

PERFORMANCE AND PORTFOLIO REVIEWS	4

NOTES TO PERFORMANCE AND FORWARD–LOOKING STATEMENTS	8

SCHEDULES OF INVESTMENTS AND OTHER FINANCIAL STATEMENTS	9

TRUSTEES AND OFFICERS	18

For more than 25 years, our approach has focused on evaluating a company’s current worth — our assessment of what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. This analysis takes into consideration a number of relevant factors, including the company’s future prospects.We select these securities using a risk-averse value approach, with the expectation that their market prices should increase toward our estimate of their current worth, resulting in capital appreciation for Fund investors.

LETTER TO OUR SHAREHOLDERS

           As any viewer of the film The Matrix: Reloaded can testify, perceptions are often mistaken and reality is not always what it appears to be. One needs to be careful not to confuse what might feel real with what actually is real. As experienced investors, we would never confuse a three-month market rally with a substantial recovery for equities, yet even we were stunned by the market’s reversal of direction during the opening half of 2003. It was a period marked by extreme events, both in the stock market and the wider world. Initially, the equity market eerily reflected the mood of the country. Information about the war was instantly mirrored in the movements of the market. Prices were wildly volatile, though mostly falling, in the weeks leading up to the invasion of Iraq, giving most equity securities negative first-quarter returns. Once the fighting began, equity prices stabilized until it looked for a brief moment as if “Shock and Awe” was not running as smoothly as planned, which sent prices plummeting once again. Shortly after victory seemed assured, stocks shared in the celebration by moving higher. With victory came the perception that the stock market had somehow righted itself after the long bear market. When several companies reported modest earnings growth around the time that Baghdad fell, the stage was set for a full-scale rally. Prices continued to climb through April, and by mid-May some genuine momentum had been established. Like the omnipresent computer program that gives The Matrix its name, the market proved relentless and nearly impossible to stop once it was up and running again.
           How does an intrepid investor make sense of the now reloaded stock market? The dramatic comeback of equities is surely welcome news, but with only a partial earnings recovery to support it, how much longer can it last? The investment mindset has shifted from the fatalistic attitude of the last few years (especially virulent from 2002’s third quarter through this year’s first) to a confident outlook that seemed to spring up as soon as spring began. The perception of many is that the stock market is in great shape again, the bear market is over and all is well. The reality may not be quite so fabulous. While we still believe that the October 2002 market bottoms should hold, we would offer the caveat that there are many stocks whose gains have outraced their underlying value in anticipation of earnings (or similar good news) that may not arrive for some time. On the whole, we think that the improved picture is encouraging, yet the gap between perception and reality can be quite costly in equity investing. Investors should bear in mind that market volatility remains a reality even in the midst of a rally. We do not want to see a return to the often uninformed euphoria that characterized the late ’90s, but the frantic pace of the current rally leads us to suspect that a certain amount of this kind of optimism may have crept back into buyers’ minds. A new form of speculation seems to be emerging in which investors unhappy with the limited return potential for bonds are therefore eager to purchase stocks on the idea that their returns are higher. We cannot think of a poorer reason to buy equities. More to the point, if bonds do poorly – which we view as likely in a rising interest rate environment – it is not necessarily a positive for stocks. Stocks have historically represented higher return potential than bonds, but the attendant risk is higher, too.We suspect that this latter point may be lost on investors reeling from the effects of years of falling interest rates and plummeting stock prices.

           In fact, it would not surprise us to see the pace of the rally slacken substantially. We measure full market cycle periods from peak to peak. As of 6/30/03, the Russell 2000 was still off 22.6% from its previous peak on 3/9/00. In order to surpass this previous peak (thus completing the market cycle), the small-cap index would need to return more than 29% from the end of June onward. The critical question, then, is not whether the rally will continue—we believe that the market will almost certainly find a new

The perception of many is that the stock market is in great shape again, the bear market is over and all is well. The reality may not be quite so fabulous.
2 | ROYCE CAPITAL FUND SEMIANNUAL REPORT 2003

peak— but how long it will take for this new peak to be reached. Our belief is that this could take at least three to five years. Another issue worth considering is how much volatility will be involved in the remaining climb. The market may have made a hurried conclusion that the remaining ascent will be as smooth and quick as the early stages of the current rally. Our thought is that expectations for equities may have raced ahead of reality. As believers in the ubiquity of volatility, we see corrections as an inevitable part of small-cap’s move to a new peak.
          Those of us who invest for the long term have been gratified to see a protracted season of purchasing at ever-dwindling prices yield to a fast, dynamic rally, even if we believe that investors’ perceptions are in advance of reality. Our suspicion is that a more widespread earnings and economic recovery is still ahead of us, and will not begin in earnest until probably 2004 or even early 2005. The stirrings of each are with us currently, which has helped the market to recover, but we do not think that we will see sustained, robust earnings or overall economic recovery for a while. We also think that we will see regular market leadership rotation between small- and large-cap for the next several years. However, considering their head start during the bear market, we believe that small-caps should finish the decade ahead of their larger siblings.

(l-r) Jack Fockler, Chuck Royce and Whitney George
          The rally has made it difficult to find value in the market. We have not been very aggressive buyers lately because so little looks attractive to us. However, there are always companies that, for one reason or another, are being penalized disproportionately. Recently, the number of companies that fit that description has been low, but they are out there and an increase in volatility should create greater buying opportunities. This supports our contention that careful stock picking should continue to bear fruit in the years ahead.

We appreciate your continued support.

Sincerely,

Charles M. Royce President	W. Whitney George Vice President	Jack E. Fockler, Jr. Vice President

July 31, 2003
ROYCE CAPITAL FUND SEMIANNUAL REPORT 2003 | 3

ROYCE CAPITAL FUND — MICRO-CAP PORTFOLIO
Average Annual Total Returns Through 6/30/03		Portfolio Diagnostics
January — June *	16.97%	Median Market Capitalization	$239 million
One-Year	-3.55	Weighted Average P/B Ratio	1.5x
Three-Year	13.79	Weighted Average Yield	0.3%
Five-Year	14.53	Number of Holdings	199
Since Inception (12/27/96)	15.38	Fund Net Assets	$166 million
* Not annualized.

MANAGER’S DISCUSSION

Micro-cap stocks were among the primary beneficiaries in the rally that got underway in 2003’s second quarter, and Royce Capital Fund — Micro-Cap Portfolio (RCM) received a boost as well, with a 26.3% second-quarter return. Unfortunately, it was not enough to help the Portfolio outperform its small-cap benchmark, the Russell 2000, for the year-to-date period ended 6/30/03. RCM was up 17.0% in 2003’s first half, while the Russell 2000 was up 17.9% for the same period. It was not surprising that the Portfolio trailed its benchmark in such a dynamic up market, though we were satisfied with its absolute performance in the first half. We were also pleased with RCM’s long-term outperformance of the Russell 2000. From the small-cap market peak on 3/9/00 through 6/30/03, the Portfolio was up 52.0% versus a loss of 22.6% for the benchmark. In addition, RCM was ahead of the Russell 2000 for the three-year, five-year and since inception (12/27/96) periods ended 6/30/03. The Portfolio’s average annual total return since inception was 15.4%.

Holdings in Health, RCM’s largest sector, made the largest contribution to performance. Unlike Technology stocks, which were stirring back to life late in 2002 and earlier this year, the prices of many Health stocks in the market did not begin to get in shape until late March 2003. We believe that the gains made by holdings in the Health sector will prove lasting in the months to come, when we anticipate more market volatility. Many of these companies spent time trading at prices at, near or below their cash value per share, marking a dramatic bottom. We also expect spending on healthcare to increase over the next few years, helped by an aging Baby Boomer population. Zila provides pharmaceutical, biomedical, dental and nutritional products to medical professionals and consumers. New management came aboard in 2002 and, while more work remains to be done, it has helped turn the company’s fortunes around. Its price tripled in the second quarter. TLC Vision is an eye surgery services company that focuses on laser vision correction services. Its fast-growing business and increased earnings had investors seeing the light — by late June, its price had risen five times above its March 2003 lows. We are also holding on to our stake in Lexicon Genetics, which uses gene knockout technology to systematically discover the physiological functions and medical uses of genes. The company received some extra attention from Wall Street that seemed to give a boost to its stock price.

Cornell Companies provides privatized correctional, treatment and educational services outsourced by federal, state and local government agencies. The firm successfully rehabilitated itself from management and accounting issues. Investors took notice of improved earnings and increased opportunities for privatization in a recessionary economy. We took some gains between May and early June. We purchased a large share of our position in drug and diagnostic discovery company Compugen at a price approximating 75% of its cash value per share. Our attention was as much drawn to the firm’s developing technologies, important intellectual property and strong, well-established corporate partners as it was to its depressed price. The firm’s growing business helped its price to more than triple between March and June. Perceptron manufactures specialty electronic components as well as information-based process improvement solutions for various businesses. We like its niche business, low debt and growing profitability, characteristics that may have attracted investors to the stock in the second quarter.

4 | ROYCE CAPITAL FUND SEMIANNUAL REPORT 2003

PERFORMANCE AND PORTFOLIO REVIEW

Top 10 Positions	% of Net Assets

ProAssurance Corporation	1.3%
Lexicon Genetics	1.2
Cato Cl. A	1.2
PetroCorp	1.1
Powell Industries	1.0
Ventiv Health	1.0
Young Innovations	1.0
Transaction Systems Architects Cl. A	1.0
Wescast Industries Cl. A	1.0
Denison International ADR	1.0

Portfolio Sector Breakdown	% of Net Assets

Health	21.0%
Technology	19.1
Natural Resources	10.4
Industrial Products	8.8
Industrial Services	5.9
Consumer Services	5.2
Financial Intermediaries	4.9
Consumer Products	4.6
Financial Services	1.3
Diversified Investment Companies	0.2
Miscellaneous	4.5
Preferred Stock	0.2
Cash and Cash Equivalents	13.9

GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Year-to-Date Through 6/30/03		GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/03

E-LOAN	$1,228,064	Daisytek International	$633,296
PC-Tel	953,476	On Assignment	458,453
Cornell Companies	936,832	Somera Communications	432,388
Perceptron	936,332	Clark	336,735
Performance Technologies	901,103	PXRE Group	314,900

E-LOAN — We first began to buy shares of this online provider of consumer loans, mortgages, car loans, credit cards and small business loans late in 2001 because we liked the prospects for its business. It has become that rarest of gems, an internet company that has not simply survived, but thrived. We reduced our position in the spring.

PC-Tel — In June, we began to sell shares at a substantial gain in this soft modem manufacturer, as its stock was making a strong connection with investors.

Daisytek International — This distributor of computer printing supplies undertook what we felt was an overly ambitious distribution plan. It tried both to expand its product line and its distribution reach simultaneously. The resulting increased debt prompted us to take our losses and move on.

		On Assignment — We began to build our position in this medical staffing services company in the Fund’s portfolio during the summer of 2002 because we liked its balance sheet and its excellent reputation. However, its earnings have been disappointing as its industry continues to struggle. We remain hopeful for a turnaround.

ROYCE CAPITAL FUND SEMIANNUAL REPORT 2003 | 5

ROYCE CAPITAL FUND — SMALL-CAP PORTFOLIO
Average Annual Total Returns Through 6/30/03		Portfolio Diagnostics
January – June *	12.08%	Median Market Capitalization	$551 million
One-Year	-8.22	Weighted Average P/E Ratio	15.8x
Three-Year	10.87	Weighted Average P/B Ratio	1.8x
Five-Year	10.53	Weighted Average Yield	0.4%
Since Inception (12/27/96)	12.66	Number of Holdings	80
* Not annualized.		Fund Net Assets	$34 million

MANAGER’S DISCUSSION

Most of the action in the small-cap universe during 2003’s first half was in micro-cap and growth-oriented stocks. Although Royce Capital Fund — Small-Cap Portfolio (RCS) did well on an absolute basis, it could not keep pace with the high-octane returns shown by other asset classes and more speculative, growth-oriented issues. For the year-to-date period ended 6/30/03, the Portfolio was up 12.1%, compared to its small-cap benchmark, the Russell 2000, which was up 17.9% for the same period. We are never happy when we trail the small-cap index, but we were satisfied with RCS’s opening performance period on an absolute basis. We were also pleased that the Portfolio held a performance edge over its benchmark from the small-cap market peak on 3/9/00 through 6/30/03. During this period, RCS was up 49.3% versus a loss of 22.6% for the Russell 2000. In addition, the Portfolio outperformed its benchmark for the three-year, five-year and since inception (12/27/96) periods ended 6/30/03. RCS’s average annual total return since inception was 12.7%.

While holdings in Health — the Fund’s largest sector — and Technology scored the most significant gains, successes occurred in all sectors and industry groups, testifying to the considerable breadth of the recent rally. In terms of both the number of companies and the overall effect on the Portfolio, stocks with gains were well ahead of those with losses, with the unfortunate exception of Orthodontic Centers of America. We were drawn to the long-term prospects for strong-performer, TSX Group, a Canadian firm that operates the Toronto Stock Exchange (the third largest exchange in North America) as well as exchanges in Vancouver, Alberta and Winnipeg. We like the firm’s solid dividend and large amount of cash per share. Last May, we first bought shares of eFunds Corporation, a company that provides electronic transaction processing, ATM outsourcing and risk management services to financial institutions, retailers, electronic funds networks and government agencies. We like both the firm’s cash flow level and its four interesting niche businesses (two of which are profitable). In our view, its long-term prospects are promising.

Another firm for which we have a positive outlook is AMERIGROUP Corporation, a multi-state managed healthcare company focused on providing medical services primarily to people eligible for Medicaid. We believe that the company provides a well-run and potentially cost effective way to provide medical care to the poor. Although its price has been climbing since it beat Wall Street’s earnings expectations, we continue to hold a large stake in drug provider Perrigo Company. Its opportunities to develop low-cost generic medicines remain plentiful in our estimation. We also think highly of the niche business of Brooktrout, a firm that supplies media processing, network interface, call control and signal processing products that enable such applications as checking e-mail by telephone. We increased our stake throughout the first half, as we did in top holding Curative Health Services, a company whose businesses include the distribution of injectable medications for hemophiliacs and wound care management. We first began to buy shares as the firm was emerging from a management shake up and other difficulties. Its profitable wound care business and fast-growing specialty distribution business to pharmacies are keeping us interested.

6 | ROYCE CAPITAL FUND SEMIANNUAL REPORT 2003

PERFORMANCE AND PORTFOLIO REVIEW

Top 10 Positions	% of Net Assets

Curative Health Services	2.2%
eFunds Corporation	2.1
Houston Exploration	1.9
Simpson Manufacturing	1.9
Glamis Gold	1.9
Callaway Golf	1.9
Hecla Mining	1.8
Nu Skin Enterprises Cl. A	1.7
Remington Oil & Gas	1.7
JAKKS Pacific	1.6

Portfolio Sector Breakdown	% of Net Assets

Health	14.6%
Consumer Products	13.4
Technology	13.2
Natural Resources	12.5
Industrial Products	7.6
Consumer Services	4.1
Financial Intermediaries	4.1
Financial Services	2.8
Industrial Services	0.7
Miscellaneous	4.5
Cash and Cash Equivalents	22.5

GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Year-to-Date Through 6/30/03		GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/03

E*TRADE Group	$151,454	Orthodontic Centers of America	$94,514
Scientific-Atlanta	119,724	On Assignment	59,270
TSX Group	108,389	Natuzzi ADR	52,450
West Corporation	106,076	ECtel	47,235
Brooktrout	105,501	RehabCare Group	42,496

E*TRADE Group — We like the way this leader in the online discount brokerage business has moved into banking and other financial services. In a market that loved Technology companies and liked financial stocks, the stock of what we think is a well-run business fully participated in the rally. We sold our shares in June.

Scientific-Atlanta — This company provides a variety of products for cable television and broadband networks, including cable TV boxes. Its stock price climbed upward in the second quarter, in part the result of looming profitability and resulting attention from Wall Street. We sold our shares between April and June.

Orthodontic Centers of America — This manager of orthodontic practices made what now looks like an ill-advised acquisition of a major competitor that put a cavity in its business. We sold our shares in May.

On Assignment — We began to build our position in this medical staffing services company in the Fund’s portfolio during the summer of 2002 because we liked its balance sheet and its excellent reputation. However, its earnings have been disappointing as its industry continues to struggle. We remain hopeful for a turnaround.

ROYCE CAPITAL FUND SEMIANNUAL REPORT 2003 | 7

NOTES TO PERFORMANCE AND STATISTICAL INFORMATION

NOTES TO PERFORMANCE AND STATISTICAL INFORMATION

          All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results or volatility. Investment return and principal value will fluctuate, so that shares may be worth more or less than their original cost when redeemed. The Royce Funds invest primarily in securities of small-cap and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the prospectus). The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the current opinion of Royce, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2003 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.

The Russell 2000 is an unmanaged index of domestic small-cap common stocks. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds.

FORWARD - LOOKING STATEMENTS

          This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:
  the Funds’ future operating results,
  the prospects of the Funds’ portfolio companies,
  the impact of investments that the Funds have made or may make, the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and the ability of the Funds’ portfolio companies to achieve their objectives.

          This report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

          The Royce Funds have based the forward-looking statements included in this report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

8 | ROYCE CAPITAL FUND SEMIANNUAL REPORT 2003

SCHEDULES OF INVESTMENTS	JUNE 30, 2003 (UNAUDITED)

ROYCE CAPITAL FUND — MICRO-CAP PORTFOLIO

COMMON STOCKS – 85.9%
	SHARES	VALUE		SHARES	VALUE

Consumer Products – 4.6%			PXRE Group	67,000	$1,326,600
Apparel and Shoes - 0.8%			ProAssurance Corporation [a]	79,000	2,132,210
Cutter & Buck [a]	86,000	$437,740	United Fire & Casualty Company	30,000	974,700
Nautica Enterprises [a]	65,700	842,931
			Total (Cost $5,224,679)		8,137,970
		1,280,671
			Financial Services – 1.3%
Collectibles - 0.2%			Information and Processing - 0.2%
Action Performance [d]	15,000	285,000	Fidelity National Information Solutions [a,d]	13,049	340,318

Food/Beverage/Tobacco - 0.5%			Insurance Brokers - 0.3%
Boston Beer Company Cl. A [a]	36,400	524,160	CorVel [a]	11,250	405,000
800 JR Cigar [a,c]	30,000	390,000
			Investment Management - 0.1%
		914,160	BKF Capital Group [a]	9,800	213,934

Home Furnishing/Appliances - 0.1%			Other Financial Services - 0.7%
Bassett Furniture Industries	12,500	166,000	Electro Rent [a]	103,300	1,113,574

Sports and Recreation - 1.3%			Total (Cost $1,833,510)		2,072,826
Arctic Cat	42,500	814,300
Monaco Coach [a,d]	17,000	260,610	Health – 21.0%
Thor Industries	25,900	1,057,238	Commercial Services - 5.9%
			BioReliance Corporation [a]	55,800	1,182,960
		2,132,148	Bruker Daltonics [a,d]	221,800	1,182,194
			Compugen [a]	199,500	1,009,470
Other Consumer Products - 1.7%			Discovery Partners International [a]	263,200	1,168,608
Concord Camera [a]	45,600	323,304	PAREXEL International [a,d]	75,000	1,046,250
Matthews International Cl. A	33,600	831,936	The TriZetto Group [a]	126,600	764,664
Meade Instruments [a]	134,000	428,800	Ventiv Health [a]	408,600	1,675,669
†RC2 Corporation [a]	72,000	1,224,720	Young Innovations [a]	58,250	1,660,125

		2,808,760			9,689,940

Total (Cost $5,962,238)		7,586,739	Drugs and Biotech - 7.1%
			Antigenics [a,d]	110,700	1,275,264
Consumer Services – 5.2%			Arena Pharmaceuticals [a,d]	50,500	335,320
Leisure/Entertainment - 0.4%			BioSource International [a]	129,100	890,790
†Multimedia Games [a,d]	28,200	719,100	BioSphere Medical [a]	25,000	150,000
			CIMA Labs [a,d]	50,200	1,349,878
Restaurants/Lodgings - 0.8%			Durect Corporation [a,d]	348,100	838,921
Benihana Cl. A [a]	46,145	609,114	DUSA Pharmaceuticals [a]	62,300	156,373
Chicago Pizza & Brewery [a,d]	68,500	685,000	Emisphere Technologies [a,d]	97,600	351,360
			Lexicon Genetics [a]	291,100	1,953,281
		1,294,114	Luminex Corporation [a,d]	36,500	188,340
			Maxim Pharmaceuticals [a]	53,000	304,750
Retail Stores - 3.6%			Maxygen [a]	78,000	855,660
Buckle (The) [a]	53,400	1,026,882	Pharmacyclics [a]	100,700	477,318
Cato Cl. A	91,000	1,918,280	Seattle Genetics [a]	48,300	248,745
†FTD Cl. A [a,d]	27,900	563,022	United Therapeutics [a,d]	29,900	651,222
Finish Line (The) Cl. A [a]	28,800	639,648	VIVUS [a,d]	231,000	1,187,340
Galyan’s Trading Company [a,d]	26,100	374,274	Zila [a]	213,700	614,601
Sport Chalet [a]	107,500	781,525
Trans World Entertainment [a,d]	123,450	632,064			11,829,163

		5,935,695	Health Services - 4.0%
			†Cross Country Healthcare [a,d]	80,100	1,056,519
Other Consumer Services - 0.4%			Curative Health Services [a,d]	70,600	1,200,200
E-LOAN [a,d]	122,900	716,507	First Consulting Group [a]	194,800	909,716
			Gene Logic [a,d]	167,200	998,184
Total (Cost $6,837,660)		8,665,416	On Assignment [a]	65,500	262,000
			Option Care [a,d]	65,200	751,756
Diversified Investment Companies – 0.2%			RehabCare Group [a]	28,600	418,990
Closed-End Mutual Funds - 0.2%			†TLC Vision [a]	218,500	1,079,390
ASA	9,250	349,188
					6,676,755
Total (Cost $258,500)		349,188

Financial Intermediaries – 4.9%
Insurance - 4.9%
Argonaut Group [a]	27,000	332,910
NYMAGIC	68,400	1,385,784
Navigators Group [a]	41,300	1,231,566
PMA Capital Cl. A [d]	60,000	754,200

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	ROYCE CAPITAL FUND SEMIANNUAL REPORT 2003 | 9

SCHEDULES OF INVESTMENTS

ROYCE CAPITAL FUND — MICRO-CAP PORTFOLIO (continued)

	SHARES	VALUE		SHARES	VALUE

Health (continued)			New Horizons Worldwide [a]	75,700	$323,996
Personal Care - 0.8%			RCM Technologies [a]	61,300	239,070
Ocular Sciences [a,d]	65,200	$1,294,220	RemedyTemp Cl. A [a,d]	54,100	499,343
			Wackenhut Corrections [a]	47,900	656,709
Surgical Products and Devices - 3.2%
Aksys [a,d]	81,600	1,056,720			4,754,954
ArthroCare [a]	14,500	243,020
Exactech [a]	15,000	216,000	Food/Tobacco Processors - 0.3%
Interpore International [a]	30,000	381,900	MGP Ingredients	49,800	435,003
Novoste [a]	87,100	522,600
OrthoLogic Corporation [a]	132,200	606,798	Printing - 1.6%
Orthofix International [a]	16,800	550,032	Courier Corporation	11,200	576,800
Quinton Cardiology Systems [a,d]	118,000	920,400	Ennis Business Forms	55,500	807,525
Theragenics Corporation [a]	89,400	384,420	New England Business Service	42,800	1,284,000
Thoratec Corporation [a]	32,200	479,780
					2,668,325
		5,361,670
			Transportation and Logistics - 0.7%
Total (Cost $29,893,808)		34,851,748	AirNet Systems [a,d]	224,500	909,225
			Frozen Food Express Industries [a]	91,700	289,772
Industrial Products – 8.8%
Building Systems and Components - 1.3%					1,198,997
LSI Industries	55,000	610,500
Preformed Line Products Company	49,500	725,423	Other Industrial Services - 0.4%
Simpson Manufacturing [a]	24,000	878,400	Team [a]	81,200	649,600

		2,214,323	Total (Cost $9,272,362)		9,706,879

Construction Materials - 0.6%			Natural Resources – 10.4%
Florida Rock Industries	10,000	412,800	Energy Services - 4.1%
Gibraltar Steel	30,100	616,448	Carbo Ceramics	18,000	670,500
			Dril-Quip [a]	47,000	855,400
		1,029,248	Gulf Island Fabrication [a]	82,800	1,400,976
			Input/Output [a]	243,600	1,310,568
Industrial Components - 2.0%			NATCO Group Cl. A [a]	146,300	999,229
Aaon [a]	75,000	1,389,000	TETRA Technologies [a]	51,650	1,531,422
DuraSwitch Industries [a]	90,000	184,500	Willbros Group [a]	6,200	64,418
Powell Industries [a]	115,500	1,690,920
					6,832,513
		3,264,420
			Oil and Gas - 2.0%
Machinery - 0.3%			PetroCorp [a]	164,000	1,828,600
Woodward Governor	13,200	567,600	Prima Energy [a]	27,900	582,552
			†Remington Oil & Gas [a]	50,000	919,000
Pumps, Valves and Bearings - 1.4%
Denison International ADR [a,b]	85,500	1,645,875			3,330,152
Sun Hydraulics	73,100	589,186
			Precious Metals and Mining - 4.3%
		2,235,061	Apex Silver Mines [a]	83,000	1,224,250
			Glamis Gold [a,d]	52,000	596,440
Specialty Chemicals and Materials – 0.5%			†Golden Star Resources [a,d]	407,900	1,076,856
CFC International [a]	108,600	586,440	† Hecla Mining [a]	371,000	1,569,330
Hawkins	19,300	193,386	†Minefinders Corporation [a]	187,000	1,114,483
			†Royal Gold [d]	16,500	354,585
		779,826	Stillwater Mining [a]	107,700	553,578
			Twin Mining [a]	558,000	115,242
Other Industrial Products – 2.7%			Wheaton River Minerals [a]	305,100	387,477
BHA Group Holdings	14,300	283,283
NS Group [a]	70,500	687,375			6,992,241
Peerless Mfg. [a]	52,200	576,810
Quixote Corporation	50,800	1,296,924	Total (Cost $15,070,083)		17,154,906
Wescast Industries Cl. A	66,200	1,647,056
			Technology – 19.1%
		4,491,448	Aerospace/Defense - 1.5%
			Curtiss-Wright	11,200	707,840
Total (Cost $13,329,246)		14,581,926	Ducommun [a]	81,700	1,151,970
			Integral Systems [a,d]	31,800	632,184
Industrial Services – 5.9%
Commercial Services - 2.9%					2,491,994
Carlisle Holdings [a]	159,000	524,700
Cornell Companies [a]	59,900	906,886	Components and Systems - 4.0%
Exponent [a]	103,500	1,604,250	CSP [a]	100,700	324,254
			Catapult Communications [a]	64,450	684,459

10 | ROYCE CAPITAL FUND SEMIANNUAL REPORT 2003	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2003 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE

Technology (continued)			Telecommunication - 4.3%
Components and Systems (continued)			Brooktrout [a]	81,750	$634,543
Excel Technology [a]	60,000	$1,369,800	COMARCO [a]	60,700	430,970
MOCON	72,400	524,900	Computer Network Technology [a,d]	99,000	801,900
Perceptron [a]	147,600	885,600	Globecomm Systems [a]	76,500	250,920
Performance Technologies [a]	169,700	1,238,810	†Intrado [a,d]	9,000	142,110
REMEC [a,d]	125,850	875,916	Lightbridge [a]	83,650	732,774
TTM Technologies [a]	151,200	709,128	PC-Tel [a]	49,100	582,326
			PECO II [a]	170,000	106,760
		6,612,867	Somera Communications [a,d]	348,700	509,102
			SpectraLink Corporation [a]	79,800	788,424
Distribution - 1.6%			Sunrise Telecom [a]	94,000	166,380
CompuCom Systems [a]	69,500	314,140	ViaSat [a,d]	112,800	1,617,552
Jaco Electronics [a]	200,500	970,219	Wireless Facilities [a]	30,000	357,000
Richardson Electronics	170,000	1,377,000
					7,120,761
		2,661,359
			Total (Cost $33,492,269)		31,589,240
Internet Software and Services - 1.4%
CryptoLogic [a,d]	151,400	1,132,472	Miscellaneous – 4.5%
CyberSource Corporation [a]	245,750	673,355	Total (Cost $6,114,066)		7,505,672
Jupitermedia Corporation [a,d]	72,200	288,800
Overstock.com [a,d]	13,000	188,630	TOTAL COMMON STOCKS
			(Cost $127,288,421)		142,202,510
		2,283,257
			PREFERRED STOCK – 0.2%
IT Services - 1.7%			United Fire & Casualty Company
Analysts International [a]	195,600	487,435	6.375% Conv.	15,000	423,750
Forrester Research [a]	85,100	1,392,236
Syntel [a]	46,150	725,940	TOTAL PREFERRED STOCK
Tier Technologies Cl. B [a,d]	35,800	277,450	(Cost $375,000)		423,750

		2,883,061	REPURCHASE AGREEMENT – 12.9%
			State Street Bank & Trust Company, 0.30% dated 6/30/03, due 7/1/03, maturity value $21,310,178 (collateralized by U.S. Treasury Notes, 3.00% due 2/29/04, valued at $21,739,331)
Semiconductors and Equipment - 2.2%
Integrated Silicon Solution [a]	50,000	347,000
MIPS Technologies Cl. A [a,d]	250,000	640,000
Nanometrics [a,d]	51,460	364,337	(Cost $21,310,000)		21,310,000
ParthusCeva [a,d]	155,400	1,266,510
QuickLogic Corporation [a]	100,000	322,000	TOTAL INVESTMENTS – 99.0%
Semitool [a]	76,300	376,159	(Cost $148,973,421)		163,936,260
Trikon Technologies [a]	69,700	252,314
			CASH AND OTHER ASSETS
		3,568,320	LESS LIABILITIES – 1.0%		1,621,055

Software - 2.4%			NET ASSETS – 100.0%		$165,557,315
Lightspan [a]	703,700	477,109
PLATO Learning [a]	130,000	747,500
SPSS [a]	65,000	1,088,100
Transaction Systems Architects Cl. A [a]	184,700	1,654,912

		3,967,621

[a]	Non-income producing.

[b]	American Depository Receipt.

[c]	A security for which market quotations are no longer readily available represents 0.24% of net assets. This security has been valued at its fair value under procedures established by the Fund’s Board of Trustees.

[d]	A portion of these securities were on loan at June 30, 2003.

†	New additions in 2003.

Bold indicates the Fund’s largest 20 equity holdings in terms of June 30, 2003 market value.

INCOME TAX INFORMATION – The cost of total investments for Federal income tax purposes was $149,135,234. At June 30, 2003, net unrealized appreciation for all securities was $14,801,026, consisting of aggregate gross unrealized appreciation of $28,634,638 and aggregate gross unrealized depreciation of $13,833,612. The primary differences in book and tax basis cost is the timing of the recognition of losses on securities sold and amortization of discount for book and tax purposes.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	ROYCE CAPITAL FUND SEMIANNUAL REPORT 2003 | 11

SCHEDULES OF INVESTMENTS

ROYCE CAPITAL FUND — SMALL-CAP PORTFOLIO

COMMON STOCKS – 77.5%
	SHARES	VALUE		SHARES	VALUE

Consumer Products – 13.4%			Health Services - 10.7%
Apparel and Shoes - 3.7%			†AMN Healthcare Services [a]	43,100	$547,370
Steven Madden [a]	14,100	$307,944	AMERIGROUP Corporation [a]	10,400	386,880
Maxwell Shoe Company Cl. A [a]	25,900	372,960	Centene Corporation [a]	8,600	334,540
Nautica Enterprises [a]	17,300	221,959	Curative Health Services [a]	43,700	742,900
Polo Ralph Lauren Cl. A	13,300	343,007	Healthcare Services Group [a]	10,900	156,633
			Horizon Health [a]	15,900	257,580
		1,245,870	On Assignment [a]	68,000	272,000
			Option Care [a]	14,900	171,797
Food/Beverage/Tobacco - 0.9%			RehabCare Group [a]	16,000	234,400
†CoolBrands International [a]	30,900	306,550	†Viasys Healthcare [a]	23,900	494,730

Home Furnishing/Appliances - 0.9%					3,598,830
Natuzzi ADR [b]	37,200	298,344
			Personal Care - 0.7%
Sports and Recreation - 2.7%			Ocular Sciences [a]	12,400	246,140
Callaway Golf	48,200	637,204
†Winnebago Industries	7,000	265,300	Total (Cost $4,359,269)		4,913,901

		902,504	Industrial Products – 7.6%
			Building Systems and Components - 1.9%
Other Consumer Products - 5.2%			Simpson Manufacturing [a]	17,500	640,500
Blyth	10,600	288,320
JAKKS Pacific [a]	41,700	554,193	Construction Materials - 1.2%
RC2 Corporation [a]	22,200	377,622	Florida Rock Industries	9,600	396,288
†Yankee Candle Company [a]	23,000	534,060
			Machinery - 2.9%
		1,754,195	Lincoln Electric Holdings	15,400	314,314
			Thomas Industries	11,400	308,370
Total (Cost $4,271,067)		4,507,463	Woodward Governor	8,200	352,600

Consumer Services – 4.1%					975,284
Direct Marketing - 1.7%
Nu Skin Enterprises Cl. A	56,500	590,425	Pumps, Valves and Bearings - 0.9%
			Denison International ADR [a,b]	14,800	284,900
Leisure/Entertainment - 1.6%
Dover Downs Gaming & Entertainment	25,400	234,950
Multimedia Games [a]	12,200	311,100	Other Industrial Products - 0.7%
			Strattec Security [a]	4,700	250,040
		546,050
			Total (Cost $2,381,676)		2,547,012
Retail Stores - 0.8%
Big Lots [a]	17,200	258,688	Industrial Services – 0.7%
			Commercial Services - 0.7%
Total (Cost $1,277,488)		1,395,163	Covance [a]	13,100	237,110

Financial Intermediaries – 4.1%			Total (Cost $235,210)		237,110
Insurance - 2.9%
ProAssurance Corporation [a]	14,100	380,559	Natural Resources – 12.5%
Scottish Annuity & Life Holdings	16,400	331,444	Energy Services - 0.8%
Universal American Financial [a]	42,100	268,177	TETRA Technologies [a]	8,600	254,990

		980,180	Oil and Gas - 6.5%
			Cimarex Energy [a]	14,318	340,052
Other Financial Intermediaries - 1.2%			Houston Exploration [a]	18,500	641,950
†TSX Group	19,000	385,396	Remington Oil & Gas [a]	30,700	564,266
			St. Mary Land & Exploration Company	10,900	297,570
Total (Cost $1,069,632)		1,365,576	Unit Corporation [a]	16,900	353,379

Financial Services – 2.8%					2,197,217
Information and Processing - 2.8%
eFunds Corporation [a]	62,400	719,472	Precious Metals and Mining - 5.2%
National Processing [a]	13,800	221,904	†Glamis Gold [a]	55,600	637,732
			†Goldcorp	40,200	482,400
Total (Cost $826,112)		941,376	†Hecla Mining [a]	145,200	614,196

Health – 14.6%					1,734,328
Drugs and Biotech - 3.2%
Antigenics [a]	21,700	249,984	Total (Cost $3,717,884)		4,186,535
Lexicon Genetics [a]	21,300	142,923
Perrigo Company	24,400	381,616	Technology – 13.2%
Serologicals Corporation [a]	21,600	294,408	Aerospace/Defense - 0.8%
			Curtiss-Wright	4,100	259,120
		1,068,931

12 | ROYCE CAPITAL FUND SEMIANNUAL REPORT 2003	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2003 (UNAUDITED)

	SHARES	VALUE		VALUE

Technology (continued)			Miscellaneous – 4.5%
Components and Systems - 2.5%			Total (Cost $1,418,723)	$1,530,389
†REMEC [a]	39,000	$271,440
TTM Technologies [a]	55,300	259,357	TOTAL COMMON STOCKS
Tektronix [a]	14,700	317,520	(Cost $23,410,467)	26,052,969

		848,317	REPURCHASE AGREEMENT – 12.7%
			State Street Bank & Trust Company, 0.30% dated 6/30/03, due 7/1/03, maturity value $4,283,036 (collateralized by U.S. Treasury Bonds, 8.50% due 2/15/20, valued at $4,371,759)
IT Services - 3.4%
American Management Systems [a]	21,300	304,164
MAXIMUS [a]	12,400	342,612
Perot Systems Cl. A [a]	30,000	340,800	(Cost $4,283,000)	4,283,000
Syntel [a]	10,100	158,873
			TOTAL INVESTMENTS – 90.2%
		1,146,449	(Cost $27,693,467)	30,335,969

Semiconductors and Equipment - 2.1%			CASH AND OTHER ASSETS
ESS Technology [a]	15,800	154,050	LESS LIABILITIES – 9.8%	3,282,372
Entegris [a]	23,600	317,184
Semitool [a]	46,200	227,766	NET ASSETS – 100.0%	$33,618,341

		699,000

Software - 1.3%
Pervasive Software [a]	31,500	168,525
Sybase [a]	19,600	272,636

		441,161

Telecommunication - 3.1%
Brooktrout [a]	56,400	437,777
ECtel [a]	51,800	318,052
Lightbridge [a]	31,800	278,568

		1,034,397

Total (Cost $3,853,406)		4,428,444

[a]	Non-income producing.

[b]	American Depository Receipt.

†	New additions in 2003.

Bold indicates the Fund’s largest 20 equity holdings in terms of June 30, 2003 market value.

INCOME TAX INFORMATION – The cost of total investments for Federal income tax purposes was $27,699,597. At June 30, 2003, net unrealized appreciation for all securities was $2,636,372, consisting of aggregate gross unrealized appreciation of $3,048,809 and aggregate gross unrealized depreciation of $412,437. The primary differences in book and tax basis cost is the timing of the recognition of losses on securities sold and amortization of discount for book and tax purposes.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	ROYCE CAPITAL FUND SEMIANNUAL REPORT 2003 | 13

STATEMENTS OF ASSETS AND LIABILITIES	JUNE 30, 2003 (UNAUDITED)
	Micro-Cap	Small-Cap
	Portfolio	Portfolio

ASSETS:
Investments at value*	$142,626,260	$26,052,969
Repurchase agreement (at cost and value)	21,310,000	4,283,000
Cash	23,909	897
Collateral from brokers on securities loaned**	19,140,408	–
Receivable for investments sold	132,974	833,648
Receivable for capital shares sold	2,121,485	2,794,113
Receivable for dividends and interest	35,664	18,695
Prepaid expenses and other assets	619	19

Total Assets	185,391,319	33,983,341

LIABILITIES:
Payable for collateral on securities loaned	19,140,408	–
Payable for investments purchased	328,607	308,641
Payable for capital shares redeemed	175,625	13,131
Payable for investment advisory fees	135,972	25,904
Accrued expenses	53,392	17,324

Total Liabilities	19,834,004	365,000

Net Assets	$165,557,315	$33,618,341

ANALYSIS OF NET ASSETS:
Accumulated net investment loss	$(614,202)	$(82,480)
Accumulated net realized gain on investments	2,142,301	1,207,677
Net unrealized appreciation on investments	14,962,839	2,642,532
Capital shares	18,620	5,256
Additional paid-in capital	149,047,757	29,845,356

Net Assets	$165,557,315	$33,618,341

SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund)	18,620,063	5,255,836

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding) (offering and redemption price per share)	$8.89	$6.40

*Investments at identified cost	$127,663,421	$23,410,467

**Market value of securities loaned	$18,462,088

14 | ROYCE CAPITAL FUND SEMIANNUAL REPORT 2003	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
	Micro-Cap Portfolio		Small-Cap Portfolio

	Six months ended June 30, 2003 (unaudited)	Year ended December 31, 2002	Six months ended June 30, 2003 (unaudited)	Year ended December 31, 2002

INVESTMENT OPERATIONS:
Net investment loss	$(614,202)	$(1,149,111)	$(82,480)	$(45,080)
Net realized gain on investments	683,941	5,249,519	1,185,178	133,914
Net change in unrealized appreciation (depreciation) on investments	23,022,580	(24,735,990)	2,518,722	(342,408)

Net increase (decrease) in net assets from investment operations	23,092,319	(20,635,582)	3,621,420	(253,574)

DISTRIBUTIONS:
Net realized gain on investments	–	(4,048,790)	–	(93,010)

Total distributions	–	(4,048,790)	–	(93,010)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold	17,463,935	69,226,599	15,473,721	18,217,779
Distributions reinvested	–	4,048,790	–	93,010
Value of shares redeemed	(8,942,544)	(21,148,246)	(3,667,188)	(3,097,742)

Net increase in net assets from capital share transactions	8,521,391	52,127,143	11,806,533	15,213,047

NET INCREASE IN NET ASSETS	31,613,710	27,442,771	15,427,953	14,866,463
NET ASSETS:
Beginning of period	133,943,605	106,500,834	18,190,388	3,323,925

End of period	$165,557,315	$133,943,605	$33,618,341	$18,190,388

ACCUMULATED NET INVESTMENT LOSS AT END OF PERIOD	$(614,202)	$–	$(82,480)	$–

CAPITAL SHARE TRANSACTIONS (IN SHARES):
Shares sold	2,201,800	7,690,913	2,685,942	3,151,824
Shares issued for reinvestment of distributions	–	535,559	–	16,404
Shares redeemed	(1,198,525)	(2,449,579)	(616,865)	(480,516)

Net increase in shares outstanding	1,003,275	5,776,893	2,069,077	2,687,712

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	ROYCE CAPITAL FUND SEMIANNUAL REPORT 2003 | 15

STATEMENTS OF OPERATIONS	SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)
	Micro-Cap Portfolio	Small-Cap Portfolio

INVESTMENT INCOME:
Income:
Dividends	$225,730	$55,153
Interest	76,741	6,670

Total income	302,471	61,823

Expenses:
Investment advisory fees	848,217	110,122
Custody	36,167	20,544
Shareholder reports	24,067	966
Administrative and office facilities	10,407	1,265
Shareholder servicing	7,268	5,776
Audit	6,000	2,500
Trustees’ fees	5,356	759
Legal	3,768	469
Other expenses	5,678	1,902

Total expenses	946,928	144,303
Fees waived by investment adviser	(30,255)	–

Net expenses	916,673	144,303

Net investment loss	(614,202)	(82,480)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	683,941	1,185,178
Net change in unrealized appreciation (depreciation) on investments	23,022,580	2,518,722

Net realized and unrealized gain on investments	23,706,521	3,703,900

NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS	$23,092,319	$3,621,420

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain (Loss) on Investments	Distributions From Net Investment Income	Distributions From Net Realized Gain on Investments	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

MICRO-CAP PORTFOLIO (a)
†2003 (c)	$7.60	($0.03)	$ 1.32	$–	$–	$8.89	17.0%**	$165,557	1.35%*	(0.91)%*	22%
2002 (c)	9.00	(0.08)	(1.08)	–	(0.24)	7.60	(12.9)%	133,944	1.35%	(0.88)%	27%
2001	7.05	(0.03)	2.12	–	(0.14)	9.00	29.7%	106,501	1.35%	(0.61)%	18%
2000	6.13	(0.01)	1.14	–	(0.21)	7.05	18.6%	35,437	1.35%	(0.14)%	31%
1999	5.24	(0.02)	1.46	–	(0.55)	6.13	28.1%	7,468	1.35%	(0.53)%	102%
1998	5.80	(0.03)	0.23	–	(0.76)	5.24	4.1%	3,337	1.35%	(0.79)%	88%
SMALL-CAP PORTFOLIO (b)
†2003 (c)	$5.71	($0.02)	$ 0.71	$–	$–	$6.40	12.1%**	$33,618	1.31%*	(0.75)%*	60%
2002 (c)	6.66	(0.05)	(0.87)	–	(0.03)	5.71	(13.8)%	18,190	1.35%	(0.80)%	53%
2001	6.40	(0.04)	1.34	–	(1.04)	6.66	21.0%	3,324	1.35%	(0.74)%	188%
2000	5.23	(0.01)	1.73	–	(0.55)	6.40	33.3%	1,440	1.35%	(0.26)%	116%
1999	5.47	–	0.43	–	(0.67)	5.23	8.2%	428	1.35%	(0.06)%	70%
1998	5.37	–	0.47	–	(0.37)	5.47	8.9%	374	1.35%	(0.08)%	109%

(a)	Expense ratios are shown after fee waivers and expense reimbursements by the investment adviser. For the periods ended June 30, 2003 and December 31, 2002, 2001, 2000, 1999 and 1998, the expense ratios before the waivers and reimbursements would have been 1.40%, 1.38%, 1.58%, 2.24%, 2.59% and 7.32%, respectively.
(b)	Expense ratios are shown after fee waivers and expense reimbursements by the investment adviser. For the periods ended December 31, 2002, 2001, 2000, 1999 and 1998, the expense ratios before the waivers and reimbursements would have been 1.87%, 2.20%, 3.89%, 5.63% and 7.05%, respectively.
(c)	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*	Annualized.
**	Not annualized.
†	Six months ended June 30, 2003 (unaudited).

16 | ROYCE CAPITAL FUND SEMIANNUAL REPORT 2003	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
           Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio (the “Fund” or “Funds”) are the two series of Royce Capital Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware business trust. Shares of the Funds are offered to life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts, and may also be offered directly to certain pension plans and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Micro-Cap Portfolio and Small-Cap Portfolio commenced operations on December 27, 1996.

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of investments:
          Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Securities listed on an exchange or the Nasdaq National Market System (NMS) are valued at their last reported sales price or official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq NMS securities. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment transactions and related investment income:
          Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
          The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Allocated personnel and occupancy costs related to the Royce Funds are included in administrative and office facilities expenses.

paid annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

          The Funds intend to retain realized capital gains that may be offset against capital loss carryforwards for federal income tax purposes. There were no capital loss carryforwards for the year ended December 31, 2002.

Repurchase agreements:
          The Funds enter into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company (“SSB&T”), the custodian of the Funds’ assets. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Securities lending:
           The Funds loan securities to qualified institutional investors for the purpose of realizing additional income. This income is included in interest income. Collateral on all securities loaned for the Funds is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities.

INVESTMENT ADVISER:
           Under the Trust’s investment advisory agreements with Royce & Associates, LLC (“Royce”), Royce is entitled to receive management fees that are computed daily and payable monthly, at an annual rate of 1.25% and 1.0% of the average net assets of Micro-Cap Portfolio and Small-Cap Portfolio, respectively. Royce has contractually committed to waive its fees and reimburse expenses to the extent necessary to maintain the net annual operating expense ratios to average net assets at or below 1.35% for each Fund through December 31, 2003. For the six months ended June 30, 2003, Micro-Cap Portfolio recorded advisory fees of $817,962 (net of waivers of $30,255) and Small-Cap Portfolio recorded advisory fees of $110,122.

PURCHASES AND SALES OF INVESTMENT SECURITIES:
           For the six months ended June 30, 2003, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

Distributions and Taxes:
          As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year. Any dividend and capital gain distributions are

	Purchases	Sales

Micro-Cap Portfolio	$27,178,075	$26,472,952
Small-Cap Portfolio	$17,729,550	$11,600,671

ROYCE CAPITAL FUND SEMIANNUAL REPORT 2003 | 17

TRUSTEES AND OFFICERS
All Trustees and Officers may be reached c/o The Royce Funds, 1414 Avenue of the Americas, New York, NY 10019
NAME AND POSITION: Charles M. Royce, Trustee,* President		NAME AND POSITION: David L. Meister, Trustee
Age: 63	No. of Funds Overseen: 18	Age: 63	No. of Funds Overseen: 18
Tenure: Since 1982	Non-Royce Directorships: None	Tenure: Since 1982	Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: President, Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Principal Occupation(s) During Past Five Years: Chairman and Chief Executive Officer of The Tennis Channel (since June 2000). Chief Executive Officer of Seniorlife.com (from December 1999 to May 2000). Mr. Meister’s prior business experience includes having served as a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

NAME AND POSITION:  G. Peter O’Brien, Trustee

NAME AND POSITION: Mark R. Fetting, Trustee *
Age: 48	No. of Funds Overseen: 18
Tenure: Since 2001	Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 22 Legg Mason Funds.
Principal Occupation(s) During Past Five Years: Executive Vice President of Legg Mason, Inc.; Member of Board of Managers of Royce; Division President and Senior Officer, Prudential Financial Group, Inc. and related companies, including Fund Boards and consulting services to subsidiary companies (from 1991 to 2000). Mr. Fetting’s prior business experience includes having served as Partner, Greenwich Associates and Vice President, T. Rowe Price Group, Inc.
		Age: 57	No. of Funds Overseen: 18
		Tenure: Since 2001	Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 22 Legg Mason Funds. Director of Renaissance Capital Greenwich Fund.

Principal Occupation(s) During Past Five Years: Trustee of Colgate University; Director of Renaissance Capital Greenwich Funds; Vice President of Hill House, Inc.; Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).
NAME AND POSITION: John D. Diederich, Vice President and Treasurer
Age: 52
Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Managing Director, Chief Operating Officer and Member of Board of Managers of Royce (since October 2001); Director of Administration of the Trust since April 1993.

NAME AND POSITION: Jack E. Fockler, Jr., Vice President
Age: 44
Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1989.

NAME AND POSITION: W. Whitney George, Vice President
Age: 45
Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

NAME AND POSITION: Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 41
Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

NAME AND POSITION: John E. Denneen, Secretary
Age: 36
Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel (Deputy General Counsel prior to 2003), Principal, Chief Legal and Compliance Officer and Secretary of Royce; Principal of Credit Suisse First Boston Private Equity (2001-2002).

NAME AND POSITION: Donald R. Dwight, Trustee
Age: 72	No. of Funds Overseen: 18
Tenure: Since 1998	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of Dwight Partners, Inc., corporate communications consultant; Chairman (from 1982 to March 1998) and Chairman Emeritus (since March 1998) of Newspapers of New England, Inc. Mr. Dwight’s prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts, as President and Publisher of Minneapolis Star and Tribune Company and as a Trustee of the registered investment companies constituting the 94 Eaton Vance Funds.

NAME AND POSITION: Richard M. Galkin, Trustee
Age: 65	No. of Funds Overseen: 18
Tenure: Since 1982	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

NAME AND POSITION: Stephen L. Isaacs, Trustee
Age: 63	No. of Funds Overseen: 18
Tenure: Since 1989	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

NAME AND POSITION: William L. Koke, Trustee
Age: 68	No. of Funds Overseen: 18
Tenure: Since 1996	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Financial planner with Shoreline Financial Consultants. Mr. Koke’s prior business experience includes having served as Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.

*	Interested Trustee.
Each trustee will hold office until the Trust’s next special meeting of shareholders and until their successors have been duly elected and qualified or until their earlier resignation or removal.
The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge by calling 1-800-221-4268.
18 | ROYCE CAPITAL FUND SEMIANNUAL REPORT 2003

Item 2: Code(s) of Ethics - Not applicable to this semi-annual report.

Item 3: Audit Committee Financial Expert - Not applicable to this semi-annual report.

Item 4: Principal Accountant Fees and Services - Not applicable to this semi-annual report.

Item 5: Reserved.

Item 6: Reserved.

Item 7: Not applicable.

Item 8: Reserved.

Item 9: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Controls. There were no significant changes in Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10: Exhibits attached hereto. (Attach certifications as exhibits)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE CAPITAL FUND

BY:	/s/ Charles M. Royce
Charles M. Royce
President

Date: August 20, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE CAPITAL FUND

BY:	/s/ Charles M. Royce
Charles M. Royce
President

Date: August 20, 2003

ROYCE CAPITAL FUND

BY:	/s/ John D. Diederich
John D. Diederich
Chief Financial Officer

Date: August 20, 2003